EXECUTION VERSION

AMENDMENT NO. 5
AMENDMENT NO. 5, dated as of April 13, 2020 (this “Amendment”), to the Credit Agreement, dated as of April 1, 2015 (as amended by the Incremental Amendment Agreement No. 1 dated as of September 1, 2015, Amendment No. 2 dated as of February 8, 2017, Amendment No. 3 dated as of October 20, 2017, Amendment No. 4 dated as of April 30, 2019 and as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
RECITALS
WHEREAS, the Borrower has requested the amendment and waiver of certain provisions of the Credit Agreement as set forth herein;
WHEREAS, Section 11.1 of the Credit Agreement permits the amendments of the Credit Agreement as set forth in Section 1 hereof with consent of the Administrative Agent, the Borrower and the Required Lenders;
WHEREAS, Section 11.1 of the Credit Agreement permits the waiver of the Credit Agreement as set forth in Section 10 hereof with the consent of the Administrative Agent, the Borrower and the Required Lenders;
WHEREAS, the Borrower and the Required Lenders consent to the amendments set forth in Section 1 hereof, in each case, on the terms and subject to the conditions set forth herein;
WHEREAS, the Borrower and the Required Lenders consent to the waiver set forth in Section 10 hereof, in each case, on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments
.
Effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:
(a)The following defined term shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“Amendment No. 5” means Amendment No. 5 to the Credit Agreement dated as of April 13, 2020.

“Amendment No. 5 Effective Date” has the meaning assigned to such term in Amendment No. 5.
(b)Section 6.1(c) of the Credit Agreement is hereby amended by deleting such clause and replacing it with the following:
“As soon as available and in any event within five days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) (or, (x) if such financial statements are not required to be filed with the SEC, within 90 days after the end of each Fiscal Year or (y) with respect to such financial statements required to be delivered for the Fiscal Year ended December 31, 2019, on or before June 15, 2020), the Consolidated balance sheet of the Borrower as of the end of such year and related Consolidated statements of income, stockholders’ equity and cash flow for such Fiscal Year, each prepared in accordance with GAAP, together with a certification by the Restricted Subsidiaries’ Accountants that such Consolidated Financial Statements fairly present in all material respects the Consolidated financial position, results of operations and cash flow of the Borrower as at the dates indicated and for the periods indicated therein in accordance with GAAP without qualification as to the scope of the audit or as to going concern and without any other similar qualification, other than (i) resulting from an upcoming maturity of a Facility occurring within one year from the time such opinion is delivered or (ii) resulting from any potential inability to satisfy the First Lien Leverage Ratio required pursuant to Section 5.1 on a future date.”

Section 2.Representations and Warranties.
By its execution of this Amendment, each Loan Party party hereto represents and warrants to the Administrative Agent as of the Amendment No. 5 Effective Date (after giving effect to this Amendment) that:
(a)from and after its delivery to the Administrative Agent, this Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)the execution, delivery and performance by such Loan Party of the Amendment is within such Loan Party’s corporate or similar powers, have been, at the time of execution thereof, duly authorized by all necessary corporate or similar action and do not (a) contravene the terms of any of such Person’s Constituent Documents, or (b) violate any applicable Requirement of Law, except to the extent that such violation or contravention could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)all representations and warranties set forth in any Loan Document are true and correct, after giving effect to this Amendment, in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Amendment No. 5 Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and except that the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.1(c) of the Credit Agreement, respectively, prior to the Amendment No. 5 Effective Date; and
(d)no Default or Event of Default has occurred and is continuing.

Section 3.Conditions to Effectiveness.

This Amendment shall become effective on the date (the “Amendment No. 5 Effective Date”) on which each of the following conditions is satisfied:
(a)The Administrative Agent’s receipt of executed counterparts of this Amendment from the Borrower, the Guarantors and the Required Lenders, which shall be originals or facsimiles or electronic copies.
(b)The representations and warranties set forth Section 2 are true and correct.
(c)The Administrative Agent shall have received, for the ratable account of each Lender that consents to this Amendment, a consent fee equal to 0.125% of the aggregate outstanding principal amount of its Term Loans and/or Revolving Credit Commitments, as applicable, immediately prior to the effectiveness of this Amendment.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 5 Effective Date and such notice shall be conclusive and binding.
Section 4.Expenses
The Borrower agrees to reimburse the Administrative Agent for its reasonable, documented and invoiced out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable, documented and invoiced fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.
Section 5.Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties hereto in different counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. This Amendment shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopier, .pdf or other electronic means shall be effective as delivery of an original executed counterpart of this Amendment.
Section 6.Governing Law and Waiver of Right to Trial by Jury
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT RESPECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK). The jurisdiction and waiver of right to trial by jury provisions in Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 7.Headings
The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
Section 8.Effect of Amendment
Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document. The parties hereto hereby consent to the Amendment upon the terms set forth herein. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 5 Effective Date.

Section 9.Acknowledgement and Affirmation.

(a)Each Loan Party confirms for the benefit of the Secured Parties that the guarantee and indemnities under the Credit Agreement and the Guaranty and Security Agreement, as applicable, given by such Loan Party (the “Guaranty Obligations”) shall remain in full force and effect notwithstanding the occurrence of the Amendment No. 5 Effective Date or any other additions, amendments, substitution, or supplements of or to the Loan Documents and the imposition of any amended, new or more onerous obligations under the Loan Documents in relation to any Loan Party, subject to the limitations set out in any Guaranty.

(b)Each Loan Party confirms for the benefit of the Administrative Agent, the Collateral Agent and the Secured Parties that:

(i)any Lien in respect of the obligations of any of the Loan Parties under the Loan Documents (or any of them) which has been created by such Loan Party in favor of the Collateral Agent or the Secured Parties, as the case may be, pursuant to the Guaranty and Security Agreement and each other document to which such Loan Party is a party that purports to grant a Lien in favor of the Collateral Agent or the Secured Parties (together with the Guaranty and Security Agreement, the “Collateral Documents”) shall remain and continue in full force and effect in accordance with its terms notwithstanding the occurrence of the Amendment No. 5 Effective Date and shall extend to the Credit Agreement as amended by this Amendment and this Amendment (including, for the avoidance of doubt, any guaranty), subject to the limitations set out in those Collateral Documents or any other Loan Document;
(ii)it undertakes with respect to paragraph (a) above and this paragraph (b), to do all such acts or execute all such documents the Collateral Agent may reasonably require in order to ensure that the existing Liens under the Collateral Documents continues to be in full force and effect (including, for the avoidance of doubt, any guaranty); and
(iii)all references to the “Credit Agreement”, “Loan Documents”, “Loan” or its equivalent in the existing Collateral Documents or in any guaranty is a reference to the Credit Agreement as amended by this Amendment.

Section 10.Waiver.
Effective as of the Amendment No. 5 Effective Date, the Administrative Agent and Required Lenders agree that as of the Amendment No. 5 Effective Date, any Default resulting from the failure to comply with the covenant set forth Section 6.1(c) of the Credit Agreement, prior to giving effect to Amendment No. 5, in connection with the failure to deliver the financial statements and related information required to be delivered on April 6, 2020 (as further described in the Notice of Default delivered to the Administrative Agent by the Borrower on April 6, 2020) shall be cured and no longer continuing.[SIGNATURE PAGE TO AMENDMENT 5]

[SIGNATURE PAGE TO AMENDMENT 5]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TOWNSQUARE MEDIA, INC.,
as Borrower
By:     /s/ Stuart Rosenstein___________
Name:     Stuart Rosenstein
Title:    Executive Vice President and
Chief Financial Officer

TOWNSQUARE RADIO HOLDINGS, LLC
By:     /s/ Stuart Rosenstein_____________
Name:     Stuart Rosenstein
Title:    Executive Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 5]

[SIGNATURE PAGE TO AMENDMENT NO. 5]

BERKSHIRE BROADCASTING, INC.
BRYTON ACQUISITION COMPANY, LLC
GAP BROADCASTING BURLINGTON LICENSE, LLC
GAP BROADCASTING BURLINGTON, LLC
GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC
GAP BROADCASTING MIDLAND-ODESSA, LLC
LYLA ACQUISITION COMPANY, LLC (F/K/A PEAK II HOLDING LLC)
LYLA INTERMEDIATE HOLDING, LLC (F/K/A PEAK II INTERMEDIATE HOLDING LLC)
MILLENNIUM ATLANTIC CITY II HOLDCO, LLC
REGENT LICENSEE OF CHICO, INC.
REGENT LICENSEE OF ERIE, INC.
REGENT LICENSEE OF FLAGSTAFF, INC.
REGENT LICENSEE OF KINGMAN, INC.
REGENT LICENSEE OF LAKE TAHOE, INC.
REGENT LICENSEE OF LEXINGTON, INC.
REGENT LICENSEE OF PALMDALE, INC.
REGENT LICENSEE OF REDDING, INC.
REGENT LICENSEE OF SAN DIEGO, INC.
REGENT LICENSEE OF SOUTH CAROLINA, INC.
REGENT LICENSEE OF WATERTOWN, INC.
SPECIAL EVENTS MANAGEMENT, LLC TASTE OF COUNTRY PRODUCTIONS, LLC
TOWNSQUARE ACTIVE EVENTS, LLC
TOWNSQUARE BEVERAGE, LLC
TOWNSQUARE COMMERCE, LLC
TOWNSQUARE EXPERIENTIAL, LLC
TOWNSQUARE EXPOS, LLC
TOWNSQUARE EXPOS II, LLC
TOWNSQUARE INTERACTIVE, LLC
TOWNSQUARE LIFESTYLE EVENTS, LLC
TOWNSQUARE LIVE EVENTS COLORADO, LLC
TOWNSQUARE LIVE EVENTS INTERNATIONAL, LLC
TOWNSQUARE LIVE EVENTS MINNESOTA, LLC
TOWNSQUARE LIVE EVENTS MONTANA, LLC
TOWNSQUARE LIVE EVENTS PHILADELPHIA, INC.
TOWNSQUARE LIVE EVENTS TEXAS, LLC
TOWNSQUARE LIVE EVENTS WISCONSIN, LLC
TOWNSQUARE LIVE EVENTS, LLC
TOWNSQUARE LIVE PRODUCTIONS, LLC
TOWNSQUARE MANAGEMENT COMPANY, LLC
TOWNSQUARE MEDIA 2010, INC.

TOWNSQUARE MEDIA ABILENE LICENSE, LLC
TOWNSQUARE MEDIA ABILENE, LLC
TOWNSQUARE MEDIA ACQUISITION III, LLC
TOWNSQUARE MEDIA ACQUISITION IV, LLC
TOWNSQUARE MEDIA AMARILLO LICENSE, LLC
TOWNSQUARE MEDIA AMARILLO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III, LLC
TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC
TOWNSQUARE MEDIA BANGOR LICENSE, LLC
TOWNSQUARE MEDIA BANGOR, LLC
TOWNSQUARE MEDIA BATTLE CREEK LICENSE LLC
TOWNSQUARE MEDIA BATTLE CREEK LLC
TOWNSQUARE MEDIA BILLINGS LICENSE, LLC
TOWNSQUARE MEDIA BILLINGS, LLC
TOWNSQUARE MEDIA BINGHAMPTON LICENSE, LLC
TOWNSQUARE MEDIA BINGHAMPTON, LLC
TOWNSQUARE MEDIA BISMARCK LICENSE, LLC
TOWNSQUARE MEDIA BISMARCK, LLC
TOWNSQUARE MEDIA BOISE LICENSE, LLC
TOWNSQUARE MEDIA BOISE, LLC
TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC
TOWNSQUARE MEDIA BOZEMAN, LLC
TOWNSQUARE MEDIA BROADCASTING, LLC
TOWNSQUARE MEDIA CASPER LICENSE, LLC
TOWNSQUARE MEDIA CASPER, LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LICENSE LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LLC
TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC
TOWNSQUARE MEDIA CHEYENNE, LLC
TOWNSQUARE MEDIA DANBURY LICENSE LLC
TOWNSQUARE MEDIA DANBURY LLC
TOWNSQUARE MEDIA DUBUQUE LICENSE, LLC
TOWNSQUARE MEDIA DUBUQUE, LLC
TOWNSQUARE MEDIA DULUTH LICENSE, LLC
TOWNSQUARE MEDIA DULUTH, LLC
TOWNSQUARE MEDIA FARIBAULT LICENSE LLC
TOWNSQUARE MEDIA FARIBAULT LLC
TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION, LLC

TOWNSQUARE MEDIA KALAMAZOO LICENSE LLC
TOWNSQUARE MEDIA KALAMAZOO LLC
TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES, LLC
TOWNSQUARE MEDIA LANSING LICENSE LLC
TOWNSQUARE MEDIA LANSING LLC
TOWNSQUARE MEDIA LARAMIE LICENSE, LLC
TOWNSQUARE MEDIA LARAMIE, LLC
TOWNSQUARE MEDIA LAWTON LICENSE, LLC
TOWNSQUARE MEDIA LAWTON, LLC
TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA LICENSEE OF PEORIA, INC.
TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC.
TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC.
TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC
TOWNSQUARE MEDIA LUBBOCK, LLC
TOWNSQUARE MEDIA LUFKIN LICENSE, LLC
TOWNSQUARE MEDIA LUFKIN, LLC
TOWNSQUARE MEDIA MISSOULA LICENSE, LLC
TOWNSQUARE MEDIA MISSOULA, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN, LLC
TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC
TOWNSQUARE MEDIA NEW BEDFORD, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC
TOWNSQUARE MEDIA PITTSFIELD, LLC
TOWNSQUARE MEDIA PITTSFIELD LICENSE, LLC
TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA OF ALBANY, INC.
TOWNSQUARE MEDIA OF BUFFALO, INC.
TOWNSQUARE MEDIA OF EL PASO, INC.
TOWNSQUARE MEDIA OF EVANSVILLE/OWENSBORO, INC.
TOWNSQUARE MEDIA OF FLINT, INC.
TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC
TOWNSQUARE MEDIA OF FT. COLLINS, INC.
TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.
TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC.
TOWNSQUARE MEDIA OF LAFAYETTE, LLC
TOWNSQUARE MEDIA OF MIDWEST, LLC

TOWNSQUARE MEDIA OF PRESQUE ISLE, INC.
TOWNSQUARE MEDIA OF ST. CLOUD, INC.
TOWNSQUARE MEDIA OF UTICA/ROME, INC.
TOWNSQUARE MEDIA ONEONTA LICENSE, LLC
TOWNSQUARE MEDIA ONEONTA, LLC
TOWNSQUARE MEDIA POCATELLO LICENSE, LLC
TOWNSQUARE MEDIA POCATELLO, LLC
TOWNSQUARE MEDIA PORTLAND LICENSE LLC
TOWNSQUARE MEDIA PORTLAND LLC
TOWNSQUARE MEDIA PORTSMOUTH LICENSE LLC
TOWNSQUARE MEDIA PORTSMOUTH LLC
TOWNSQUARE MEDIA POUGHKEEPSIE LICENSE, LLC
TOWNSQUARE MEDIA POUGHKEEPSIE, LLC
TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC
TOWNSQUARE MEDIA QUAD CITIES LICENSE LLC
TOWNSQUARE MEDIA QUAD CITIES LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC
TOWNSQUARE MEDIA ROCHESTER LICENSE LLC
TOWNSQUARE MEDIA ROCHESTER LLC
TOWNSQUARE MEDIA ROCKFORD LICENSE LLC
TOWNSQUARE MEDIA ROCKFORD LLC
TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC
TOWNSQUARE MEDIA SAN ANGELO, LLC
TOWNSQUARE MEDIA SEDALIA LICENSE, LLC
TOWNSQUARE MEDIA SEDALIA, LLC
TOWNSQUARE MEDIA SHELBY LICENSE, LLC
TOWNSQUARE MEDIA SHELBY, LLC
TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC
TOWNSQUARE MEDIA SHREVEPORT, LLC
TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS, LLC
TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC
TOWNSQUARE MEDIA TEXARKANA, LLC
TOWNSQUARE MEDIA TRENTON LICENSE, LLC
TOWNSQUARE MEDIA TRENTON, LLC
TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC
TOWNSQUARE MEDIA TRI-CITIES, LLC
TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC
TOWNSQUARE MEDIA TUSCALOOSA, LLC
TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC
TOWNSQUARE MEDIA TWIN FALLS, LLC
TOWNSQUARE MEDIA TYLER LICENSE, LLC
TOWNSQUARE MEDIA TYLER, LLC
TOWNSQUARE MEDIA VICTORIA LICENSE, LLC
TOWNSQUARE MEDIA VICTORIA, LLC
TOWNSQUARE MEDIA WATERLOO LICENSE LLC
TOWNSQUARE MEDIA WATERLOO LLC

TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC
TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC
TOWNSQUARE MEDIA WICHITA FALLS, LLC
TOWNSQUARE MEDIA YAKIMA LICENSE, LLC
TOWNSQUARE MEDIA YAKIMA, LLC
TOWNSQUARE MMN, LLC
TOWNSQUARE NEW JERSEY HOLDCO, LLC
TOWNSQUARE NEXT, LLC
TOWNSQUARE RADIO HOLDINGS, LLC
TOWNSQUARE RADIO, INC.
TOWNSQUARE RADIO, LLC
ZADER ACQUISITION COMPANY LLC,
each as a Guarantor

By:     /s/ Stuart Rosenstein___________
Name:     Stuart Rosenstein
Title:    Executive Vice President and Chief     Financial Officer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Rodica Dutka___________
Name: Rodica Dutka
Title: Manager, Agency[LENDER],
as [Lender]
By:
Name:
Title: